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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):   January 26, 2007




                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)


NEW JERSEY                          000-29341                         51-0471976
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(State of                          (Commission                  (I.R.S. Employer
organization)                      File Number)              Identification No.)


750 HIGHWAY 34, MATAWAN, NJ                                                07747
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1    REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 9, 2006, iVoice, Inc. entered into a Stock Purchase Agreement dated August 7, 2006 (the "Stock Purchase Agreement") by and among Thomas Pharmaceuticals Ltd., ("TPL"), a wholly owned subsidiary of iVoice, Thomas Pharmaceutical Acquisition Corp. ("Thomas Acquisition") and iVoice, Inc., whereby Thomas Acquisition agreed to purchase all of the securities of TPL (the "Securities"), for the purchase price of $1,235,100 plus twenty-five (25%) percent thereof, plus interest and dividends accrued under the terms of such securities through the Closing Date.

On January 26, 2007, iVoice, Inc. ("iVoice") closed on an Extension Agreement (the "Extension Agreement") dated January 25, 2007 by and among Thomas Pharmaceuticals Ltd., Thomas Pharmaceutical Acquisition Corp. and iVoice, Inc. This Extension Agreement amended the Stock Purchase Agreement among the parties whereby the Expiration Date provided for in Article X Section 10.1(d) of the Stock Purchase Agreement was extended to and through the date on which the Securities and Exchange Commission declares effective a Registration Statement for the distribution of common stock of TPL to the shareholders of the iVoice (the "Spin-off") and Thomas Acquisition shall have the right to purchase the Securities through such Expiration Date as extended in this Extension Agreement. The Extension Agreement is filed as Exhibit 10.1 hereto.

Additionally, Thomas Acquisition, a entity unaffiliated with iVoice or TPL, issued two debentures for the sum of Two Hundred Thousand Dollars ($200,000), one convertible into common stock of TPL and the other convertible into TPL Series B Convertible Preferred Stock. One of these convertible debentures was secured with the assets of TPL, subordinate to the security interest previously granted to iVoice. The net proceeds from the convertible debentures were loaned to TPL in the form of a Promissory Note. The Promissory Note bears interest at the rate of ten percent (10%) per annum and has a term of seven (7) years. The Secured Convertible Debenture is filed as Exhibit 10.2 hereto, the Convertible Debenture is filed as Exhibit 10.3 hereto, the Promissory Note is filed as
Exhibit 10.4 hereto and the Security Agreement is filed as Exhibit 10.5 hereto.



SECTION 9    FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (d) Exhibits

                 10.1 Extension Agreement by and among Thomas Pharmaceuticals Ltd., Thomas Pharmaceutical Acquisition Corp. and iVoice, Inc. dated January 26, 2007.
                 10.2   Secured Convertible Debenture dated January 26, 2007.
                 10.3   Convertible Debenture dated January 26, 2007.
                 10.4   Promissory Note dated January 26, 2007.
                 10.5   Security Agreement dated January 26, 2007.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               IVOICE, INC,



Date:   January 31, 2007                       By: /s/ Jerome R. Mahoney
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                                                   Jerome R. Mahoney
                                                   President, Secretary and
                                                   Chief Executive Officer


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                                INDEX OF EXHIBITS


       10.1 Extension Agreement by and among Thomas Pharmaceuticals Ltd., Thomas Pharmaceutical Acquisition Corp. and iVoice, Inc. dated January 26, 2007.
       10.2      Secured Convertible Debenture dated January 26, 2007.
       10.3      Convertible Debenture dated January 26, 2007.
       10.4      Promissory Note dated January 26, 2007.
       10.5      Security Agreement dated January 26, 2007.